UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):

November 10, 2011 (November 9, 2011)
HOLLYFRONTIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)
(214) 871-3555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
LLC Interest Purchase Agreement
               On November 9, 2011, HollyFrontier Corporation (“HollyFrontier”), its subsidiaries Frontier Refining LLC (“Frontier Cheyenne”) and Frontier El Dorado Refining LLC (“Frontier El Dorado”), Holly Energy Partners, L.P. (the “Partnership”) and its subsidiary, Holly Energy Partners — Operating, L.P. (“HEP-Operating”), entered into an LLC Interest Purchase Agreement (the “Purchase Agreement”), with an effective date of November 1, 2011, pursuant to which HEP-Operating acquired from Frontier Cheyenne and Frontier El Dorado, respectively, (i) all of the issued and outstanding membership interests of Cheyenne Logistics LLC (“Cheyenne Logistics”), which owns approximately 1.7 million barrels of hydrocarbon storage tanks, a refined products loading rack, two propane loading spots, four crude oil LACTS units, and a crude oil receiving pipeline (the “Cheyenne Assets”) located at Frontier Cheyenne’s refinery in Cheyenne, Wyoming (the “Cheyenne Refinery”) and (ii) all of the issued and outstanding membership interests of El Dorado Logistics LLC (“El Dorado Logistics”), which owns approximately 3.7 million barrels of hydrocarbon storage tanks, a refined products loading rack, and a propane loading rack (the “El Dorado Assets”), located at Frontier El Dorado’s refinery in El Dorado, Kansas (the “Acquisition”). The aggregate consideration paid by HEP-Operating for the Cheyenne Assets was $110 million, consisting of an unsecured promissory note in the principal amount of $50 million and 1,202,405 common units of the Partnership (“Common Units”) valued at approximately $60 million. The aggregate consideration paid by HEP-Operating for the El Dorado Assets was $230 million, consisting of an unsecured promissory note in the principal amount of $100 million and 2,605,210 Common Units valued at approximately $60 million. The value of the Common Units issued as consideration was based upon the volume weighted average price of the Common Units for the ten trading days prior to the announcement of the transaction on October 10, 2011. The Acquisition was closed simultaneously with the signing of the Purchase Agreement. HollyFrontier controls the general partner of the Partnership.
               HollyFrontier has agreed to unconditionally guarantee the payment of certain obligations under the Purchase Agreement.
               The consideration for the Acquisition was determined pursuant to negotiations between HollyFrontier and the conflicts committee of the Partnership, which is comprised solely of independent outside directors, and was approved by the audit committee of HollyFrontier, which is comprised solely of independent directors.
               The description of the Purchase Agreement herein is qualified by reference to the copy of the Purchase Agreement filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.
Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne)
               On November 9, 2011, in connection with the closing of the Acquisition, Frontier Cheyenne and Cheyenne Logistics entered into a 15-year Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne) (the “Cheyenne Throughput Agreement”) with an effective date of November 1, 2011.
               Pursuant to the Cheyenne Throughput Agreement, Cheyenne Logistics will operate and maintain the Cheyenne Assets and will provide certain transportation, storage and loading services to Frontier Cheyenne, and Frontier Cheyenne will pay Cheyenne Logistics:

•	a crude oil receiving base tariff of $.30 for each barrel of crude oil received by the Cheyenne Refinery up to 50,600 barrels per day (“bpd”) and $.14 per barrel for volumes in excess of 50,600 bpd, with a guaranteed minimum throughput of 46,000 bpd;

•	a tankage base tariff of $.45 per barrel for use of tankage up to 45,100 bpd of refined and intermediate products and $.20 per barrel for volumes in excess of 45,100 bpd, with a guaranteed minimum throughput of 41,000 bpd; and

•	a loading racks tariff of $.25 for each barrel of refined products, LPG, intermediate products and heavy products loaded over the loading racks, with a guaranteed minimum throughput of 41,000 bpd.
               These tariffs are subject to various adjustments, including limited upward adjustments for changes in the Producer Price Index-Commodities-Finished Goods (PPI) produced by the U.S. Department of Labor, Bureaus of Statistics, and limited upward adjustment if actual operating expenses regarding the Cheyenne Assets exceed assumed operating expenses.
               HollyFrontier will guarantee the obligations of Frontier Cheyenne under the Cheyenne Throughput Agreement, and the Partnership and HEP-Operating will guarantee the obligations of Cheyenne Logistics.
               The description of the Cheyenne Throughput Agreement herein is qualified by reference to the copy of the Cheyenne Throughput Agreement, filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.
Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado)
               On November 9, 2011, in connection with the closing of the Acquisition, Frontier El Dorado and El Dorado Logistics entered into a 15-year Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado) (the “El Dorado Throughput Agreement”) with an effective date of November 1, 2011.
               Pursuant to the El Dorado Throughput Agreement, El Dorado Logistics will operate and maintain the El Dorado Assets and will provide certain transportation, storage and loading services to Frontier El Dorado, and Frontier El Dorado will pay El Dorado Logistics:
•	a pipeline delivery tariff of $.15 for each barrel of intermediate products and refined products delivered to outgoing pipelines up to 132,000 bpd and $.07 per barrel for volumes in excess of 132,000 bpd, with a guaranteed minimum throughput of 120,000 bpd;

•	a tankage base tariff of $.45 for each barrel for use of tankage up to 154,000 bpd of refined products, LPG, intermediate products and heavy products and $.20 per barrel for volumes in excess of 154,000 bpd, with a guaranteed minimum throughput of 140,000 bpd; and

•	a loading racks tariff of $.25 for each barrel of refined products, LPG, and heavy products loaded over the loading racks with a guaranteed minimum throughput of 20,000 bpd.
               These tariffs are subject to various adjustments, including limited upward adjustments for changes in the Producer Price Index-Commodities-Finished Goods (PPI) produced by the U.S. Department of Labor, Bureaus of Statistics, and limited upward adjustment if actual operating expenses regarding the El Dorado Assets exceed assumed operating expenses.

               HollyFrontier will guarantee the obligations of Frontier El Dorado under the Cheyenne Throughput Agreement, and the Partnership and HEP-Operating will guarantee the obligations of El Dorado Logistics.
               The description of the El Dorado Throughput Agreement herein is qualified by reference to the copy of the El Dorado Throughput Agreement, filed as Exhibit 10.3 to this report, which is incorporated by reference into this report in its entirety.
Sixth Amended and Restated Omnibus Agreement
               On November 9, 2011, in connection with the closing of the Acquisition, HollyFrontier and the Partnership and certain of their respective subsidiaries entered into a Sixth Amended and Restated Omnibus Agreement (the “Sixth Restated Omnibus Agreement”) with an effective date of November 1, 2011. The Sixth Restated Omnibus Agreement amends and restates the Fifth Amended and Restated Omnibus Agreement, dated as of August 31, 2011, that was previously filed as an exhibit to the HollyFrontier’s Current Report on Form 8-K dated September 1, 2011. The Sixth Restated Omnibus Agreement amends and restates the omnibus agreement to, among other things:
•	subject the Cheyenne Assets and the El Dorado Assets to HollyFrontier’s right of first refusal to purchase the Partnership’s assets that serve HollyFrontier’s refineries; and

•	extend the mutual environmental indemnification provided under the Fifth Amended and Restated Omnibus Agreement to cover the Cheyenne Assets and the El Dorado Assets.
               The description of the Sixth Restated Omnibus Agreement herein is qualified by reference to the copy of the Sixth Restated Omnibus Agreement, filed as Exhibit 10.4 to this report, which is incorporated by reference into this report in its entirety.
Lease and Access Agreement (Cheyenne)
               On November 9, 2011, in connection with the closing of the Acquisition, Frontier Cheyenne and Cheyenne Logistics entered into a Lease and Access Agreement (Cheyenne) (the “Cheyenne Lease and Access Agreement”), effective as of November 1, 2011, with a 50-year initial term, pursuant to which Frontier Cheyenne will lease to Cheyenne Logistics, for a nominal amount, the real property on which the Cheyenne Assets are situated. Pursuant to the terms of the Cheyenne Lease and Access Agreement, Frontier Cheyenne has agreed to permit Cheyenne Logistics and its affiliates to have access to the Cheyenne Assets. The Cheyenne Lease and Access Agreement also provides that, following termination or expiration of the Cheyenne Throughput Agreement, Frontier Cheyenne will have the option to purchase the Cheyenne Assets for fair market value.
               The description of the Cheyenne Lease and Access Agreement herein is qualified by reference to the copy of the Cheyenne Lease and Access Agreement, filed as Exhibit 10.5 to this report, which is incorporated by reference into this report in its entirety.
Lease and Access Agreement (El Dorado)
               On November 9, 2011, in connection with the closing of the Acquisition, Frontier El Dorado and El Dorado Logistics entered into a Lease and Access Agreement (El Dorado) (the “El Dorado Lease and Access Agreement”), effective as of November 1, 2011, with a 50-year initial term, pursuant to which Frontier El Dorado will lease to El Dorado Logistics, for a nominal amount, the real property on which the El Dorado Assets are situated. Pursuant to the terms of the El Dorado Lease and Access Agreement, Frontier El Dorado has agreed to permit El Dorado Logistics and its affiliates to have access to the El

Dorado Assets. The El Dorado Lease and Access Agreement also provides that, following termination or expiration of the El Dorado Throughput Agreement, Frontier El Dorado will have the option to purchase the El Dorado Assets for fair market value.
               The description of the El Dorado Lease and Access Agreement herein is qualified by reference to the copy of the El Dorado Lease and Access Agreement, filed as Exhibit 10.6 to this report, which is incorporated by reference into this report in its entirety.
Item 7.01 Regulation FD Disclosure.
               Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a press release issued by HollyFrontier and the Partnership on November 9, 2011 announcing completion of the Acquisition.
               In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, unless HollyFrontier specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act. By filing this report on Form 8-K and furnishing the information pursuant to Item 7.01, HollyFrontier makes no admission as to the materiality of any information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
               The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of HollyFrontier’s Securities and Exchange Commission (“SEC”) filings and other public announcements that HollyFrontier may make, by press release or otherwise, from time to time. HollyFrontier disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although HollyFrontier may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
LLC Interest Purchase Agreement, dated November 9, 2011, by and among HollyFrontier Corporation, Frontier Refining LLC, Frontier El Dorado Refining LLC, Holly Energy Partners — Operating, L.P. and Holly Energy Partners, L.P.

10.2	Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne), dated November 9, 2011, by and between Frontier Refining LLC and Cheyenne Logistics LLC

10.3	Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado), dated November 9, 2011, by and between Frontier El Dorado Refining LLC and El Dorado Logistics LLC

10.4	Sixth Amended and Restated Omnibus Agreement, dated November 9, 2011, by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

Exhibit No.	Description

10.5	Lease and Access Agreement (Cheyenne), dated November 9, 2011, by and between Frontier Refining LLC and Cheyenne Logistics LLC

10.6	Lease and Access Agreement (El Dorado), dated November 9, 2011, by and between Frontier El Dorado Refining LLC and El Dorado Logistics LLC

99.1 *	Press Release of HollyFrontier Corporation and Holly Energy Partners L.P., issued November 9, 2011

*	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION
By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Executive Vice President and Chief Financial Officer

Date: November 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1
LLC Interest Purchase Agreement, dated November 9, 2011, by and among HollyFrontier Corporation, Frontier Refining LLC, Frontier El Dorado Refining LLC, Holly Energy Partners — Operating, L.P. and Holly Energy Partners, L.P.

10.2	Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne), dated November 9, 2011, by and between Frontier Refining LLC and Cheyenne Logistics LLC

10.3	Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado), dated November 9, 2011, by and between Frontier El Dorado Refining LLC and El Dorado Logistics LLC

10.4	Sixth Amended and Restated Omnibus Agreement, dated November 9, 2011, by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.5	Lease and Access Agreement (Cheyenne), dated November 9, 2011, by and between Frontier Refining LLC and Cheyenne Logistics LLC

10.6	Lease and Access Agreement (El Dorado), dated November 9, 2011, by and between Frontier El Dorado Refining LLC and El Dorado Logistics LLC

99.1 *	Press Release of HollyFrontier Corporation and Holly Energy Partners L.P., issued November 9, 2011

*	Furnished herewith.